SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2007

GREEN PLAINS RENEWABLE ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

105 N. 31st Avenue, Suite 103, Omaha, Nebraska	68131
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 6, 2007, the Company reported that Green Plains Renewable Energy, Inc. (NASDAQ and AMEX: GPRE) and Great Lakes Cooperative completed an important milestone in their previously announced merger by filing a registration statement on December 5, 2007 with the Securities and Exchange Commission (“SEC”) relating to the proposed merger.  The closing of the merger is subject to a number of contingencies, including the effectiveness of the registration statement, the approval of Great Lakes’ membership, and other conditions.  The prospectus/proxy statement will be sent to members after it is finalized with the SEC.

The press release relating to filing registration statement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release, dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2007	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

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